Key Management Compensation	12 Months Ended
Dec. 31, 2021
Related Party [Abstract]
Key Management Compensation	Key Management Compensation
The compensation for key management recognized in total comprehensive income (loss) in respect of employee services is summarized in the table below. Key management includes our directors, President and Chief Executive Officer, executive vice presidents and senior vice presidents.

(CAD$ in millions)	2021	2020
Salaries, bonuses, director fees and other short-term benefits	$21	$19
Post-employment benefits	1	8
Share option compensation expense	12	10
Compensation expense related to Units	48	6
	$82	$43